UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

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AVALARA, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

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1. Election of Directors: William Ingram Class II nominee Brian Sharples Class II nominee Chelsea Stoner Class II nominee 2. Approval on an advisory basis of the compensation of the Company’s named executive officers. 3. Approval on an advisory basis of the frequency of future advisory votes on the compensation of the Company’s named executive officers. 4. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. NOMINEES: This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 6/1/20. Please visit http://www.astproxyportal.com/ast/22225/, where the following materials are available for view: Notice of Annual Meeting of Shareholders Proxy Statement Form of Electronic Proxy Card 2019 Annual Report TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962); 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 p.m. ET the day before the meeting date. VIRTUALLY AT THE MEETING: Avalara, Inc. will conduct its 2020 annual meeting of shareholders in virtual meeting format only, conducted by live webcast. To attend the virtual annual meeting, visit https://web.lumiagm.com/238702773 (password: avavirt2020) and be sure to have your control number available. MAIL: You may request a card by following the instructions above. The Board of Directors recommends that you vote FOR each director nominee named in Proposal No. 1, FOR each of Proposals No. 2 and No. 4, and for every ONE YEAR for Proposal No. 3. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 Please note that you cannot use this notice to vote by mail. Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of AVALARA, INC. To Be Held On: June 11, 2020 at 10:00 a.m. PT